Exhibit 10.3

AMENDMENT TO THE CHANGE OF CONTROL EMPLOYMENT AGREEMENT

BETWEEN ALEX DEMETRIADES AND SEEBEYOND TECHNOLOGY

CORPORATION, DATED FEBRUARY 5, 2005

This amendment (the “Amendment”) to the Change of Control Employment Agreement Between Alex Demetriades and SeeBeyond Technology Corporation, dated February 5, 2005 (the “Agreement”), is made by and between Alex Demetriades ( “Executive”) and SeeBeyond Technology Corporation, (the “Company”), as of June 27, 2005. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, Executive and the Company have entered into the Agreement;

WHEREAS, pursuant to Section 9.6 of the Agreement, the parties may amend the Agreement by written instrument executed by the Company and Executive;

WHEREAS, the Company and Executive desire to so amend the Agreement;

NOW, THEREFORE, in consideration of the foregoing, the Agreement is hereby amended as follows:

1. Section 3.2(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Severance Benefit.

A lump-sum cash benefit equal to (i) the sum of (A) the highest monthly Base Salary paid or payable to Executive by the Company in respect of the twelve (12)-month period immediately before the Termination Date and (B) the monthly equivalent of Executive’s Target Bonus for the Performance Period which includes the Termination Date (or, if greater, the Performance Period which includes the Change of Control Date), multiplied by (ii) twenty (20).

2. All other terms and provisions of the Agreement shall remain unchanged and in full force and effect, except to the extent specifically modified herein.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.

SEEBEYOND TECHNOLOGY CORPORATION		EXECUTIVE:

By:	/s/ Barry J. Plaga	/s/ Alexander Demetriades
Name:	Barry J. Plaga	Name: Alexander Demetriades
Title:	Executive Vice President & Chief Financial Officer

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